SUPREME COURT OF THE STATE OF NEW YORK
COUNTY OF NEW YORK

IROQUOIS MASTER FUND LTD., BRISTOL INVESTMENT FUND, LTD., CRANSHIRE CAPITAL, L.P., FREESTONE ADVANTAGE PARTNERS, L.P., and KINGSBROOK OPPORTUNITIES MASTER FUND, LP, Plaintiffs, - against - RADIENT PHARMACEUTICALS CORPORATION, Defendant.	Index No.: 651665/11 ~~[PROPOSED]~~ **ORDER APPROVING FAIRNESS, TERMS AND CONDITIONS OF EXCHANGE AND ISSUANCE PURSUANT TO SECTION 3(A)(10) OF THE SECURITIES ACT OF 1933, AS AMENDED**

This matter having come on for a hearing on June 30, 2011, to approve the fairness of, the proposed terms and conditions of the proposed exchange in and the issuance of securities, this matter as described herein and reflected in the Exchange Agreement, dated June 29, 2011 (the "Exchange Agreement"), between Iroquois Master Fund Ltd., Bristol Investment Fund, Ltd., Cranshire Capital, L.P., Freestone Advantage Partners, L.P., Kingsbrook Opportunities Master Fund, LP (the "Plaintiffs") and Radient Pharmaceuticals Corporation ("RPC"), and the Court having first held a hearing as to the fairness (including to Plaintiffs) of the terms and conditions of (x) the proposed exchange and transactions contemplated by Exchange Agreement and (y) the offer and issuance of the Securities (as defined herein) by RPC to each of the Plaintiffs and the proposed exchange of each Plaintiff's claims therefor, the Court hereby finds as follows:

The Court was advised prior to this hearing that RPC will rely on the exemption from registration under the Securities Act of 1933, as amended (the "Securities Act"), provided by

Section 3(a)(10) of the Securities Act to issue convertible notes, shares of Series A Convertible Preferred Stock and warrants of RPC to each of the Plaintiffs (collectively, the "Securities") pursuant to the Exchange Agreement in exchange for each Plaintiff's claims specified in the Exchange Agreement, based upon this Court's finding herein that the terms and conditions of (1) the proposed exchange and transactions contemplated by the Exchange Agreement and (2) the offer and issuance of the Securities by RPC to each Plaintiff and the proposed exchange of each Plaintiff's claims therefor, in each case of clauses (1) and (2), are fair (including fair to Plaintiffs) and this Court's approval of the foregoing; and

The fairness hearing having been scheduled upon the consent of the each of the Plaintiffs and RPC (the "Parties"), each Plaintiff has had adequate notice of the fairness hearing and Plaintiffs are the only parties to this action to whom Securities will be issued pursuant to the Exchange Agreement; and

The terms and conditions of the proposed exchange and transactions contemplated by the Exchange Agreement and the offer and issuance of the Securities in exchange for the claims of each Plaintiff as set forth in the Exchange Agreement are fair (including fair to each of the Plaintiffs, who are the only parties to this action to whom the Securities will be issued) both procedurally and substantively; and

The fairness hearing was open to each of the Plaintiffs. They were represented by counsel at the hearing who acknowledged that adequate notice of the hearing was given and consented to the entry of this Order; it is, therefore,

Ordered, that the terms and conditions of (i) the proposed exchange and transactions contemplated by the Exchange Agreement and (ii) the offer and issuance of the Securities by RPC to each of the Plaintiffs and the proposed exchange of each Plaintiff's claims therefor, in

each case of clauses (i) and (ii), are fair and are hereby approved as fair (including to the parties to whom the Securities will be issued) both procedurally and substantively within the meaning of Section 3(a)(10) of the Securities Act,

Ordered, that (1) the proposed exchange and transactions contemplated by the Exchange Agreement and the terms and conditions thereof and (2) the offer and issuance of the Securities by RPC to each of the Plaintiffs and the proposed exchange of each Plaintiff's claims therefor and the terms and conditions thereof, in each case of clauses (1) and (2), are hereby approved and that the offer and issuance of the Securities by RPC to each of the Plaintiffs is hereby exempt from registration under Section 3(a)(10) of the Securities Act; and it is further

Ordered, that this Court shall retain jurisdiction to enforce the terms and conditions of the Exchange Agreement.

So-Ordered:

6/30/11

CHARLES E. RAMOS

Silverman, William (Shld-NY-LT)

From: NewYorkEF@courts.state.ny.us

Sent: Thursday, June 30, 2011 11:19 AM

To: Silverman, William (Shld-NY-LT)

Subject: NYSCEF: New York - Commercial 651665/2011 <OTHER ORDER> (Iroquois Master Fund, Ltd. et al - v. - Radient Pharmaceuticals Corporation) Confirmation Of EFiling

New York County Supreme Court

Confirmation
06/30/2011

This is an AUTOMATED response for Supreme Court / Court of Claims cases.
The NYSCEF web site has received document(s) from the court filing user for case/claim number

651665/2011

E-mail Notifications Sent to:
SILVERMAN, WILLIAM C - silvermanw@gtlaw.com

Please print this as a confirmation of your filing(s).

Case Caption: Iroquois Master Fund, Ltd. et al - v. - Radient Pharmaceuticals Corporation
Judge: Charles Edward Ramos

Doc #	Document Type	Description	Motion #	Received date/time
10	OTHER ORDER	OTHER ORDER entered in the office of the County Clerk on June 30, 2011		06/30/2011 12:18 PM

Filing User Information

Filing User Name	*** Court Employee ***	Work Address	
Phone			

Number			
Fax Number			
E-mail Service Address			

THIS E-MAIL IS INTENDED ONLY FOR THE USE OF THE NAMED ADDRESSEE(S) AND FOR THE PURPOSES OF THE ELECTRONIC FILING SYSTEM. IF YOU ARE NEITHER THE INTENDED RECIPIENT NOR A PERSON DESIGNATED TO RECEIVE MESSAGES ON BEHALF OF THE INTENDED RECIPIENT, PLEASE NOTIFY THE SENDER IMMEDIATELY. THANK YOU.